SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549


                         FORM 8-K

                      CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):
                        October 24, 1996


               AMERICAN GENERAL CORPORATION
    (Exact name of registrant as specified in charter)


       Texas                   1-7981               74-0483432
  (State or other              (Commission File     (IRS Employer
  jurisdiction of                 Number)           Identification
  incorporation)                                     Number)


     2929 Allen Parkway, Houston, Texas         77019
   (Address of principal executive offices)   (Zip Code)


    Registrant's telephone number, including area code:
                      (713) 522-1111



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Item 5.     Other Events.

       American General Corporation (the "Company") issued a press release on October 24, 1996 announcing that in accordance with the Company's plan for CEO succession, Robert M. Devlin, president, has been named to the additional post of CEO. Under the plan announced in 1995, Harold
       S. Hook, who has served as chairman and CEO since
       1978, will continue as chairman until the annual shareholders' meeting in 1997 (the "1997 Annual
       Meeting"), at which time Mr. Devlin will be named chairman.

       In a related action, the board of directors elected James S. D'Agostino, Jr. to the Company's board of directors and announced that Mr.
       D'Agostino will succeed Mr. Devlin as president at the 1997 Annual Meeting. Until the 1997
       Annual Meeting, Mr. D'Agostino will continue to serve as chairman and CEO of American General
       Life and Accident Insurance Company, an indirect wholly-owned subsidiary of the Company.


Item 7.     Financial Statements, Pro Forma Financial
            Information  and Exhibits.

  (c)  Exhibits.

       Exhibit Number

       99   News release issued by American General
            Corporation on October 24, 1996.

                         SIGNATURE


       Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                      AMERICAN GENERAL CORPORATION



Dated:October 24, 1996     By:  /s/ JON P. NEWTON
                           Jon P. Newton
                           Vice Chairman and General
                            Counsel

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                       EXHIBIT INDEX



Exhibit
Number                     Description

  99        News release issued by American General
            Corporation on October 24, 1996.